UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 11, 2020
Date of Report (date of earliest event reported)

ADVANCED MICRO DEVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2485 Augustine Drive
Santa Clara, California 95054
(Address of principal executive offices) (Zip Code)

(408) 749 4000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMD	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Executive Incentive Plan Bonuses for Fiscal 2019
On February 11, 2020, the Compensation and Leadership Resources Committee of the Board of Directors of Advanced Micro Devices, Inc. (the "Company") approved the following annual cash performance bonuses under the Company’s Executive Incentive Plan (the “EIP”) to the Named Executive Officers listed below:

Named Executive Officer	Fiscal 2019 Annual Cash Performance Bonuses
Devinder Kumar, Senior Vice President, Chief Financial Officer and Treasurer	$427,085
Forrest E. Norrod, Senior Vice President and General Manager Datacenter and Embedded Solutions Business Group	$428,950
Mark D. Papermaster, Chief Technology Officer and Executive Vice President, Technology and Engineering	$466,250
Harry Wolin, Senior Vice President, General Counsel and Corporate Secretary	$395,380

    On February 12, 2020, the Board of Directors of the Company approved the following annual cash performance bonus under the EIP for the Company’s President and Chief Executive Officer:

Lisa T. Su, President and Chief Executive Officer	$1,228,476

Pursuant to the EIP, the annual cash performance bonuses were based on the Company’s performance during the 2019 fiscal year (i.e., December 30, 2018 to December 28, 2019) as evaluated against the following pre-established Company-wide financial measures: revenue, adjusted non-GAAP net income and adjusted free cash flow.

The annual cash performance bonuses under the EIP for 2019 for the Company’s President and Chief Executive Officer and each of the other Named Executive Officers listed above is 74.6% of their respective 2019 target cash bonus opportunity.  These bonus awards are expected to be paid in March 2020.

The Company intends to provide additional information regarding the 2019 annual cash performance bonuses in the Company’s proxy statement for the 2020 Annual Meeting of Stockholders of the Company, which is expected to be filed with the Securities and Exchange Commission in March 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2020	ADVANCED MICRO DEVICES, INC.

By:	/s/ Harry A. Wolin
Name:	Harry A. Wolin
Title:	Senior Vice President, General Counsel and Corporate Secretary